UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 4, 2019

Citigroup Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-9924	52-1568099
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

388 Greenwich Street, New York, New York (Address of principal executive offices)		10013 (Zip Code)

(212) 559-1000

(Registrant's telephone number,
including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934 formatted in Inline XBRL: See Exhibit 99.2

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

CITIGROUP INC.

Current Report on Form 8-K

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 4, 2019, the Board of Directors (the Board) of Citigroup Inc. (Citigroup or the Company) elected Grace E. Dailey and Alexander R. Wynaendts as directors of the Company. Ms. Dailey, retired, served as the Senior Deputy Comptroller for Bank Supervision Policy and Chief National Bank Examiner for the Office of the Comptroller of the Currency. Mr. Wynaendts is currently serving as Chief Executive Officer and Chairman of the Management and Executive Boards of Aegon N.V.

The Board determined that Ms. Dailey and Mr. Wynaendts are independent in accordance with the director independence standards established under Citigroup’s Corporate Governance Guidelines, which are intended to comply with the New York Stock Exchange corporate governance rules, and other applicable laws, rules and regulations. On September 4, the Board also appointed Ms. Dailey to the Audit Committee and the Risk Management Committee and Mr. Wynaendts to the Risk Management Committee.

Ms. Dailey and Mr. Wynaendts will receive compensation as non-employee directors in accordance with Citigroup’s non-employee director compensation practices described in “Proposal 1: Election of Directors – Directors’ Compensation” of Citigroup’s Annual Proxy Statement filed with the U.S. Securities and Exchange Commission on March 6, 2019. There are no family relationships between either of Ms. Dailey and Mr. Wynaendts and any officer or other director of Citigroup or any related party transactions involving either of Ms. Dailey and Mr. Wynaendts and Citigroup. There is no arrangement or understanding between either Ms. Dailey and Mr. Wynaendts and any other person pursuant to which either was selected as a director. In addition, neither Ms. Dailey nor Mr. Wynaendts has been employed at Citigroup or any of its subsidiaries.

A copy of Citigroup’s press release relating to the election of Ms. Dailey and Mr. Wynaendts as directors is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number
99.1	Citigroup’s Press Release dated September 4, 2019.
99.2	Citigroup Inc. securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934 as of the filing date.
104	The cover page of this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIGROUP INC.
Dated: September 4, 2019
	By:	//s// Rohan Weerasinghe Name: Rohan Weerasinghe Title: General Counsel and Corporate Secretary